Exhibit 10.11

FORM OF ADVISOR WARRANT
WARRANT NO. FA__
WARRANT TO PURCHASE SHARES
OF COMMON STOCK OF
Across America Financial Services, Inc
(Pending Name change to Omni Bio Pharmaceutical, Inc.)

Warrant to Purchase 1,750,000 Shares
(subject to adjustment as set forth herein)

Exercise Price $.001 Per Share
(subject to adjustment as set forth herein)

VOID AFTER 5 P.M., MST, March 31, 2014

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION FILED IN ACCORDANCE WITH THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

Across America Financial Services, Inc. (whose name is being changed to Omni Bio Pharmaceutical, Inc.), 5350 South Roslyn, Suite 400, Greenwood Village, CO 80111, (the "Company"), hereby certifies that, for a purchase price of $100 in value received,

Bathgate Capital Partners LLC
5350 South Roslyn, Suite 400
Greenwood Village, CO 80111

(who, together with any subsequent holder of the Warrant, is referred to as the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company at any time before 5 p.m., MST time, on March 31, 2014 ("Expiration Date), up to

One Million, Seven Hundred Fifty Thousand (1,750,000)

of the Company's $.001 par value Common Stock (the "Shares") at a purchase price of $.001 per Share (the "Exercise Price").

The term "Warrant" as used herein shall include this Warrant and any Warrants issued in substitution for or replacement of this Warrant, or any Warrants into which this Warrant may be divided or exchanged.  The number and character of the securities purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment as provided below.

This Warrant may be assigned, transferred, sold, offered for sale, or exercised, in whole or in part, by the Holder upon compliance with all the pertinent provisions hereof.

1.	Definitions.

The following terms used in this agreement shall have the following meanings (unless otherwise expressly provided herein):

The “Act.”     The Securities Act of 1933, as amended.

“Cashless Exercise”  The provision provided to the warrant holder whereby the warrant holder may elect to exercise the warrant by turning in a portion of the value of the shares, at the time of exercise, in payment for the shares in lieu of cash payment.

The “Commission.”  The Securities and Exchange Commission.

The “Company.”    Across America Financial Services, Inc., whose name is in process of being changed to Omni Bio Pharmaceutical, Inc.

 “Common Stock.”  The Company’s Common Stock.

"Current Market Price.”  The Current Market Price shall be determined as follows:

(a)  if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on either the National Market System or the Small Cap Market of the automated quotation service operated by The Nasdaq Stock Market, Inc., the current value shall be the last reported sale price of that security on such exchange or system on the day for which the Current Market Price is to be determined or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

(b)  if the security at issue is not so listed or quoted or admitted to unlisted trading privileges, the Current Market Value shall be the last reported sale price quoted on the Electronic Bulletin Board operated by The Nasdaq Stock Market, Inc., or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day for which the Current Market Price is to be determined; or

(c)  if the security at issue is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the current market value shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company, subject to the objection and arbitration procedure as described in Section 6 below.

“Derivative Securities”  Securities which are either convertible or exercisable into the Company’s common stock such as warrants or convertible debt.

  “Exercise Date.”    March 31, 2009.

  “Exercise Price.”    $.001 per Share, as modified in accordance with Section 4, below.

  “Expiration Date.”    March 31, 2014.

  “FINRA”                              FINANCIAL INDUSTRY REGULATORY AUTHORITY

“Holder “ or “Warrant holder.”    The person to whom this Warrant is issued, and any valid transferee thereof pursuant to Section 3.1 below.

“Lock-up Agreement.”    A Holder who owns shares of the Company’s common stock or any securities convertible into or exchangeable for shares of the Company’s stock that in the aggregate are in excess of 1% of Company’s common stock issued and outstanding upon completion of the Agreement of Merger and Plan of Reorganization is subject to a three year lock-up agreement as specified in the attached agreement “Exhibit C – Three Year Lock-up Agreement”. A Holder who owns shares of the Company’s common stock or any securities convertible into or exchangeable for shares of the Company’s stock that in the aggregate are less than or equal to 1% of Company’s common stock issued and outstanding upon completion of the Agreement of Merger and Plan of Reorganization is subject to a two year lock-up agreement as specified in the attached agreement “Exhibit C – Two Year Lock-up Agreement.  In general, this requires the Holder of the warrant or any underlying common stock to hold the warrant or the underlying common stock for the referenced period from the date of closing of March 31, 2009, except as further delineated by the lockup agreement.

“Nasdaq.”    The automated quotation system operated by the NASDAQ Stock Market, Inc.

“Termination of Business.”    Any sale, lease or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company.

“Warrants.”    The warrants issued in accordance with the terms of this Agreement and any Warrants issued in substitution for or replacement of such warrants, including those evidenced by a warrant or warrants originally issued or issued upon division, exchange, substitution or transfer pursuant to this Agreement.

“Warrant Shares.”  The Common Stock purchasable upon exercise of a Warrant including the Common Stock underlying unexercised portions of a Warrant.

2.	Exercise of Warrant.

(a)
Subject to the other terms and conditions of this Warrant, the purchase rights evidenced by this Warrant may be exercised in whole or in part at any time, and from time to time before the Expiration Date, by the Holder's presentation and surrender of this Warrant to the Company at its principal office or at the office of the Company's stock transfer agent, if any, accompanied by a duly executed Notice of Exercise, in the form attached to and by this reference incorporated in this Warrant as Exhibit A, and by payment of the aggregate Exercise Price, in immediately available funds, for that number of Warrant Securities specified in the Notice of Exercise.  In the event this Warrant is exercised in part only, as soon as is practicable after the presentation and surrender of this Warrant to the Company for exercise, the Company shall execute and deliver to the Holder a new Warrant, containing the same terms and conditions as this Warrant, evidencing the right of the Holder to purchase that number of Warrant Securities as to which this Warrant has not been exercised.

(b)	Upon receipt of this Warrant by the Company as described in subsection (a) above, the Holder shall be deemed to be the holder of record of the Warrant Securities issuable upon such exercise, notwithstanding that the transfer books of the Company may then be closed or that certificates representing such Warrant Securities may not have been prepared or actually delivered to the Holder.

3.	Exchange, Assignment or Loss of Warrant.

(a)
This Warrant may be sold, transferred or assigned at any time, in whole or in part, if (i) the transfer is by operation of law as a result of the death of any Holder to whom all or a portion of this Warrant may be transferred, (ii) the transfer is to any successor of the Holder's business and (iii) the transfer is to such other persons for which an exemption from the registration requirements of the Act can be established to the satisfaction of the Company.  All sales, transfers, assignments or hypothecations of this Warrant must be in compliance with Section 8 hereof.  Any assignment or transfer of this Warrant shall be made by the presentation and surrender of this Warrant to the Company at its principal office or the office of its transfer agent, if any, accompanied by a duly executed Assignment Form, in the form attached to and by this reference incorporated in this Warrant as Exhibit B.  Upon the presentation and surrender of these items to the Company, the Company, at its sole expense, shall execute and deliver to the new Holder or Holders a new Warrant or Warrants, containing the same terms and conditions as this Warrant, in the name of the new Holder or Holders as named in the Assignment Form, and this Warrant shall at that time be canceled.

(b)
This Warrant, alone or with other Warrants containing the same terms and conditions and owned by the same Holder, is exchangeable at the option of the Holder but at the Company's sole expense, at any time prior to its expiration either by its terms or by its exercise in full upon presentation and surrender to the Company at its principal office or at the office of its transfer agent, if any, for another Warrant or other Warrants, of different denominations but containing the same terms and conditions as this Warrant, entitling the Holder to purchase the same aggregate number of Warrant Securities that were purchasable pursuant to the Warrant or Warrants presented and surrendered.  At the time of presentation and surrender by the Holder to the Company, the Holder also shall deliver to the Company a written notice, signed by the Holder, specifying the denominations in which new Warrants are to be issued to the Holder.

(c)
The Company will execute and deliver to the Holder a new Warrant containing the same terms and conditions as this Warrant upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, provided that (i) in the case of loss, theft, or destruction, the Company receives from the Holder a reasonably satisfactory indemnification, and (ii) in the case of mutilation, the Holder presents and surrenders this Warrant to the Company for cancellation.  Any new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company regardless of whether the Warrant that was lost, stolen, destroyed, or mutilated shall be enforceable by anyone at any time.

4.	Anti-Dilution Provisions.

4.1	Stock Splits, Dividends, Etc.

(a)
If the Company shall at any time subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased.  Any such adjustment and adjustment to the Exercise Price pursuant to this section shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefore.

(b)
Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this section, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

4.2
Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

4.3
Certificate as to Adjustments.  In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based.  The Company shall forthwith mail a copy of each such certificate to each Holder.  The failure to prepare or provide such certificate shall not modify the rights of any party hereunder.

4.4	Notices of Record Date, Etc. In case:

(a)
the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

(b)
of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be mailed at least twenty (20) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.

4.5
Threshold for Adjustments.  Anything in this section to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment until the cumulative resulting adjustment in the Exercise Price pursuant to Subsection 6.1.2 shall have required a change of the Exercise Price by at least $.01, but when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least $.01, such full change in the Exercise Price shall thereupon be given effect.  No adjustment shall be made by reason of the issuance of shares upon conversion rights, stock issuance rights or similar rights currently outstanding or any change in the number of treasury shares held by the Company.

5.
Reservation of Warrant Securities.  The Company hereby agrees that at all times prior to the Expiration Date, it will have authorized and will reserve and keep available for issuance and delivery to the Holder that number of Warrant Securities that may be required from time to time for issuance and delivery upon the exercise of the then unexercised portion of this Warrant and all other similar Warrants then outstanding and unexercised and upon the exercise of any Warrant Securities.

6.	Transfer to Comply With the Securities Act of 1933.

(a)
This Warrant, the Warrant Securities, and all other securities issued or issuable upon exercise of this Warrant, may not be offered, sold or transferred, in whole or in part, except in compliance with the Act, and except in compliance with all applicable state securities statutes.

(b)
The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Securities, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Act, for distribution to the public pursuant to Section 7 above:

"The securities represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act") and are 'restricted securities' as that term is defined in Rule 144 under the Act.  The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

7.
Fractional Shares.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of all or any part of this Warrant.  With respect to any fraction of a share of any security called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in money equal to that fraction multiplied by the current market value of that share.  The current market value shall be determined as follows:

(i)
if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or listed on the National Association of Securities Dealers National Market System, the current value shall be the last reported sale price of that security on such exchange or system on the last business day prior to the date of the applicable exercise of this Warrant or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

(ii)
if the security at issue is not so listed or admitted to unlisted trading privileges, the current market value shall be the average of the last reported highest bid and lowest asked prices quoted on the National Association of Securities Dealers Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day of the applicable exercise of this Warrant; or

(iii)
if the security at issue is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the current market value shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company, subject to the arbitration procedure as described in Section 15 below if a Holder delivers written notice to the Company of an objection within thirty (30) days after the Board’s decision.

8.
Rights of the Holder, Registration Rights, Restrictions on Transfer and Lock-up Agreement.  The Holder shall not be entitled to any rights as a shareholder in the Company by reason of this Warrant, either at law or equity, except as specifically provided for herein.  The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish any Holder of this Warrant with copies of all reports and communications furnished to the shareholders of the Company.

8.1.
Restrictions on Transfer and Lock-up Agreement  The Warrant holder agrees that prior to making any disposition of the Warrants or the Shares, the Warrant holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Warrant holder that in the opinion of counsel reasonably satisfactory to the Warrant holder a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a “Registration Statement”) under the Act is required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective, if necessary, by, the Commission.

By taking receipt of this warrant, the Holder agrees to the implicit provisions of Exhibit C- The Lock-up Agreement.  In summary, pursuant to the Lock-up agreement the Holder, and its assignees, agree to not transfer, except as explicitly provided for a period of up to two years from March 31, 2009, the warrant or the common stock underlying the warrant, where the aggregate amount of warrant securities and/or common stock underlying the warrant (or when aggregated with other common shares or derivative securities held by the holder) aggregate not more than one percent (1%) of the outstanding shares of the Company.   In the event the aggregate amount of the warrant securities and/or common stock underlying the warrant (or when aggregated with other common shares or derivative securities held by the Holder) aggregate more than one percent (1%) of the outstanding shares of the Company the Holder shall agree to not transfer, except as explicitly provided for a period of up to three years from March 31, 2009, the warrant or the common stock underlying the warrant.

8.2.
Piggy-Back Registration Right.  If at any time prior to the Expiration Date the Company files a registration statement with the Commission pursuant to the Act, or pursuant to any other act passed after the date of this Agreement, which filing provides for the sale of securities by the Company to the public, or files a Regulation A offering statement under the Act, the Company shall offer to the Holder or Holders of this Warrant and the holders of any Warrant Shares the opportunity to register or qualify the Warrant Shares at the Company's sole expense, regardless of whether the Holder or Holders of this Warrant or the holders of Warrant Shares or both may have previously availed themselves of any of the registration rights described in this Section 8; provided, however, that in the case of a Regulation A offering, the opportunity to qualify shall be limited to the amount of the available exemption after taking into account the securities that the Company wishes to qualify.  Notwithstanding anything to the contrary, this Section 8.2 shall not be applicable to a registration statement registering securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Act or which a form S-4 registration statement could be used.  The shares shall be registered “for the shelf”, that is, for future sale.

The Company shall deliver written notice to the Holder or Holders of this Warrant and to any holders of the Warrant Shares of its intention to file a registration statement or Regulation A offering statement under the Act at least 60 days prior to the filing of such registration statement or offering statement, and the Holder or Holders and holders of Warrant Shares shall have 30 days thereafter to request in writing that the Company register or qualify the Warrant Shares or the Warrant Shares underlying the unexercised portion of this Warrant in accordance with this Section 8.2.  Upon the delivery of such a written request within the specified time, the Company shall be obligated to include in its contemplated registration statement or offering statement all information necessary or advisable to register or qualify the Warrant Shares or Warrant Shares underlying the unexercised portion of this Warrant for a public offering, if the Company does file the contemplated registration statement or offering statement; provided, however, that neither the delivery of the notice by the Company nor the delivery of a request by a Holder or by a holder of Warrant Shares shall in any way obligate the Company to file a registration statement or offering statement.  Furthermore, notwithstanding the filing of a registration statement or offering statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement or offering statement relates, other than the Warrant, Warrant Shares and Warrant Shares underlying the unexercised portion of this Warrant. Notwithstanding the foregoing, if, as a qualification of any offering in any state or jurisdiction in which the Company (by vote of its Board of Directors) or any underwriter determines in good faith that it wishes to offer securities registered in the offering, it is required that offering expenses be allocated in a manner different from that provided above, then the offering expenses shall be allocated in whatever manner is most nearly in compliance with the provisions set out above.

The Company shall comply with the requirements of this Section 8.2 and the related requirements of Section 8.4 at its own expense.  That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the registration statement or offering statement and the offering.  However, this expense shall not include the portion of any underwriting commissions, transfer taxes and the underwriter's accountable and non-accountable expense allowances attributable to the offer and sale of the Warrant, Warrant Shares and the Warrant Shares underlying the unexercised portion of this Warrant, all of which expenses shall be borne by the Holder or Holders of this Warrant and the holders of the Warrant Shares registered or qualified.

8.3.
Inclusion of Information.    In the event that the Company registers or qualifies the Warrant Shares pursuant to Section 8.2 above, the Company shall include in the registration statement or qualification, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Warrant Shares or the Warrant Shares underlying the unexercised portion of this Warrant.  As used in Section 8.2, reference to the Company's securities shall include, but not be limited to, any class or type of the Company's securities or the securities of any of the Company's subsidiaries or affiliates.

8.4.
Condition of Company’s Obligations.  As to each registration statement or offering statement, the Company's obligations contained in this Section 8 shall be conditioned upon a timely receipt by the Company in writing of the following:

(a)  Information as to the terms of the contemplated public offering furnished by and on behalf of each Holder or holder intending to make a public distribution of the Warrant Shares or Warrant Shares underlying the unexercised portion of the Warrant; and

(b) Such other information as the Company may reasonably require from such Holders or holders, or any underwriter for any of them, for inclusion in the registration statement or offering statement.

8.5.
Additional Requirements.  In each instance in which the Company shall take any action to register or qualify the Warrant Shares or the Warrant Shares underlying the unexercised portion of this Warrant, if any, pursuant to this Section 8, the Company shall do the following:

(a)  supply to the Warrant holders and the holders of Warrant Shares whose Warrant Shares are being registered or qualified, one copy of each registration statement or offering statement, and all amendments thereto, and a reasonable number of copies of the preliminary, final or other prospectus or offering circular, all prepared in conformity with the requirements of the Act and the rules and regulations promulgated there under, and such other documents as the Warrant holder shall reasonably request;

(b)  cooperate with respect to (i) all necessary or advisable actions relating to the preparation and the filing of any registration statements or offering statements, and all amendments thereto, arising from the provisions of this Section 8, (ii) all reasonable efforts to establish an exemption from the provisions of the Act or any other federal or state securities statutes, (iii) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction that the Holders of the Warrant or holders of Warrant Shares shall reasonably request, and (iv) all other necessary or advisable actions to enable the Holders of the Warrant Shares to complete the contemplated disposition of their securities in each reasonably requested jurisdiction; and

(c)  keep all registration statements or offering statements to which this Section 8 applies, and all amendments thereto, effective under the Act for as long as any Warrants and/or Warrant Shares that are included in the registration statement have been sold.

8.6.
Reciprocal Indemnification.  In each instance in which pursuant to this Section 8 the Company shall take any action to register or qualify the Warrants or the Warrant Shares underlying the unexercised portion of this Warrant, prior to the effective date of any registration statement or offering statement, the Company and each Holder or holder of Warrants or Warrant Shares being registered or qualified shall enter into reciprocal indemnification agreements, in the form customarily used by reputable investment bankers with respect to public offerings of securities, containing substantially the same terms as described in Section 10.  These indemnification agreements also shall contain an agreement by the Holder or shareholder at issue to indemnify and hold harmless the Company, its officers and directors from and against any and all losses, claims, damages and liabilities, including, but not limited to, all expenses reasonably incurred in investigating, preparing, defending or settling any claim, directly resulting from any untrue statements of material facts, or omissions to state a material fact necessary to make a statement not misleading, contained in a registration statement or offering statement to which this Section 8 applies, if, and only if, the untrue statement or omission directly resulted from information provided in writing to the Company by the indemnifying Holder or shareholder expressly for use in the registration statement or offering statement at issue.

8.7.	Survival. The Company's obligations described in this Section 8 shall continue in full force and effect regardless of the exercise, surrender, cancellation or expiration of this Warrant.

9.
Charges Due Upon Exercise.  The Company shall pay any and all issue or transfer taxes, including, but not limited to, all federal or state taxes, that may be payable with respect to the transfer of this Warrant or the issue or delivery of Warrant Securities upon the exercise of this Warrant.

10.
Warrant Securities to be Fully Paid.  The Company covenants that all Warrant Securities that may be issued and delivered to a Holder of this Warrant upon the exercise of this Warrant will be, upon such delivery, validly and duly issued, fully paid and non-assessable.

11.
Notices.  All notices, certificates, requests, or other similar items provided for in this Warrant shall be in writing and shall be personally delivered or deposited in the United States mail, postage prepaid, addressed to the respective party as indicated in the portions of this Warrant preceding Section 1.  All notices shall be deemed to be delivered upon personal delivery or upon the expiration of three (3) business days following deposit in the United States mail, postage prepaid.  The addresses of the parties may be changed, and addresses of other Holders and holders of Warrant Securities may be specified, by written notice delivered pursuant to this Section 13.  The Company's principal office shall be deemed to be the address provided pursuant to this Section for the delivery of notices to the Company.

12.
Applicable Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado, and courts located in Colorado shall have exclusive jurisdiction over all disputes arising hereunder except as provided in Section 15 hereof.

13.
Dispute Resolution. The parties shall attempt in good faith to resolve any controversy or claim arising out of or relating to this Warrant, or the breach, termination, or validity thereof (a “Dispute”) promptly by negotiation between the parties.  If a Dispute has not been resolved within thirty (30) days by negotiation, the parties shall attempt to mediate the Dispute through the selection of a mutually agreeable mediator who shall conduct such mediation in confidence.  If a Dispute is not resolved by mediation, then the Dispute shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16, except as otherwise provided herein.  Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.  The place of arbitration shall be Denver, Colorado.  Each party shall be responsible for his own attorney fees incurred during any phase of dispute resolution.  The arbitrator shall apply the law to the dispute in the same manner as a judge as though the dispute was before a court of law of the State of Colorado.  The arbitrator shall have the authority to award any remedy or relief that a court of the State of Colorado could order or grant, including, without limitation, specific performance of any obligation created under the Agreement, the issuance of an injunction, or the imposition of sanctions for abuse or frustration of the arbitration process.  Notwithstanding the foregoing, the arbitrator shall not have authority to award punitive damages.  The parties shall take all reasonable steps necessary to conduct a hearing no later than forty-five (45) days after submission of the matter to arbitration.  The arbitrator shall render his decision within fifteen (15) days after the close of the arbitration hearing.  The arbitration award shall be in writing and shall specify the factual and legal bases for the award.

14.	Miscellaneous Provisions.

(a)
Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall inure to the benefit of the original Holder, its successors and assigns and all holders of Warrant Securities and the exercise of this Warrant in full shall not terminate the provisions of this Warrant as it relates to holders of Warrant Securities.

(b)
If the Company fails to perform any of its obligations hereunder, it shall be liable to the Holder for all damages, costs and expenses resulting from the failure, including, but not limited to, all reasonable attorney's fees and disbursements.

(c)
This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought.

(d)
If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.

(e)
The Company agrees to execute such further agreements, conveyances, certificates and other documents as may be reasonably requested by the Holder to effectuate the intent and provisions of this Warrant.

(f)
Paragraph headings used in this Warrant are for convenience only and shall not be taken or construed to define or limit any of the terms or provisions of this Warrant.  Unless otherwise provided, or unless the context shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.

OMNI BIO PHARMACEUTICAL, INC.
ATTEST:

By:	____________________________	By:	___________________________
	Bob Ogden		Edward Larkin
	Secretary		Chief Operating Officer

EXHIBIT A

NOTICE OF EXERCISE

(To be executed by a Holder desiring to exercise the right to purchase Shares pursuant to a Warrant.)

The undersigned Holder of a Warrant hereby

(a)	irrevocably elects to exercise the Warrant to the extent of purchasing _______________ Shares;

(b)	makes payment in full of the aggregate Exercise Price for those Shares in the amount of $_______________ by the delivery of immediately available funds in the amount of $_______________ ;

(c)
requests that certificates evidencing the securities underlying such Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:

__________________________________________________

__________________________________________________

__________________________________________________
(Name and address of person other than the
undersigned in whose name Shares are to be registered)

(d)
requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining Shares purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.

Dated: _______________________
Signature ______________________________________
(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

____________________________________
Social Security Number or Employer ID Number		_____________________________________
Printed Name

	Address:	_____________________________________ _____________________________________

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned,, hereby sells, assigns and transfers unto:

Name: _______________________________________________________
(Please type or print in block letters)

Address:  _____________________________________________________

the right to purchase  ____________ Shares of Omni Bio Pharmaceutical, Inc. (the "Company") pursuant to the terms and conditions of the Warrant held by the undersigned.  The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrant to the above-named assignee.  Except for the number of Shares purchasable, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned's Warrant.  To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints ____________________________________ as the undersigned's attorney-in-fact to transfer the Warrants and the rights thereunder on the books of the Company with full power of substitution for these purposes.

Dated: _______________________________
Signature _____________________________________
(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

____________________________________
Social Security Number or Employer ID Number		_____________________________________
Printed Name

	Address:	_____________________________________ _____________________________________

EXHIBIT C

 Two Year Lock-up Agreement

(a)  I will not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of (the "Resale Restrictions") any shares of Common Stock of the Company, or any securities convertible into or exchangeable for shares of Common Stock of the Company, that I beneficially own or otherwise hold by me as of the date of this letter, or which I may acquire pursuant to the Agreement of Merger and Plan of Reorganization, or which are issuable upon exercise of options, warrants, or other convertible securities held by me on such dates, (collectively, the “Restricted Securities") for the period specified hereafter without the prior written consent of a representative of BOCO Investments, LLC.  Such restrictions shall apply to the Restricted Securities for a period of two (2) years after the closing date of the Agreement of Merger and Plan of Reorganization.  Thereafter, I may sell up to twenty-five percent (25%) of the Restricted Securities every quarter beginning in the third year.  As a reasonable means of ensuring compliance with the terms of this Agreement, the undersigned further agrees that the Company may instruct the transfer agent for the Restricted Securities to place a transfer restriction on such transfer agent's records,

(b)  Notwithstanding the foregoing, if, at any time after fifteen (15) months from the closing date of the Agreement of Merger and Plan of Reorganization, the closing price of the Company’s common stock is above $3.00 per share for 25 out of 30 consecutive trading days with an average daily trading volume in excess of 250,000 shares, I may sell up to ten percent (10%) of the Restricted Shares in every quarter that these conditions are met.

(c)  Notwithstanding the foregoing, if I am an individual, I may transfer any or all of the Restricted Securities either during my lifetime or on my death by will or intestacy to my immediate family or to a trust, beneficiaries of which are exclusively me, a member or members of my immediate family; provided, however, that in any such case it shall be a condition of the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. For purposes of this paragraph, "immediate family” shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

3.  In addition, notwithstanding the foregoing, if I am a partnership, the partnership may transfer any Restricted Securities to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, and any partner who is an individual may transfer Restricted Securities by gift, will or intestate succession to his or her immediate family (as defined above) or ancestors. If I am a corporation, the corporation may transfer Restricted Securities to any shareholder of such corporation and any shareholder who is an individual may transfer Restricted Securities by gift, will or intestate succession to his or her immediate family (as defined above) or ancestors. Notwithstanding anything else herein to the contrary, in an such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement.

4.  I recognize that the offer of the Shares  in the Company was based upon my representations and warranties contained above and hereby agree to indemnify the Company and to hold it harmless against any and all liabilities, costs, or expenses (including reasonable attorneys' fees) arising by reason of, or in connection with, any misrepresentation or any breach of such warranties by the undersigned, or arising as a result of the sale or distribution of the Shares by me in violation of the Securities Act of 1933, as amended, or any other applicable law. Further, in the event that any dispute were to arise in connection with this Agreement or with the undersigned's investment in the Company, I agree, prior to seeking any other relief at law or equity, to submit the matter to binding arbitration in accordance with the rules of the American Arbitration Association at a place to be designated by the Company.

Very truly yours,

By: ______________________________________________
Signature

________________________________________________________
Title of signing entity

Restricted Securities subject to this Agreement:

_________ shares of Across America Financial Services, Inc. (whose name is in process of being changed to Omni Bio Pharmaceutical, Inc.)

 Three Year Lock-up Agreement

(a)  I will not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of (the "Resale Restrictions") any shares of Common Stock of the Company, or any securities convertible into or exchangeable for shares of Common Stock of the Company, that I beneficially own or otherwise hold by me as of the date of this letter, or which I may acquire pursuant to the Agreement of Merger and Plan of Reorganization, or which are issuable upon exercise of options, warrants, or other convertible securities held by me on such dates, (collectively, the “Restricted Securities") for the period specified hereafter without the prior written consent of a representative of BOCO Investments, LLC.  Such restrictions shall apply to the Restricted Securities for a period of three years after the closing date of the Agreement of Merger and Plan of Reorganization, provided, however, that after two (2) years, I may sell up to five percent (5%) of the Restricted Securities every quarter during the third year.  As a reasonable means of ensuring compliance with the terms of this Agreement, the undersigned further agrees that the Company may instruct the transfer agent for the Restricted Securities to place a transfer restriction on such transfer agent's records,

(b)  Notwithstanding the foregoing, if, at any time after fifteen (15) months from the closing date of the Agreement of Merger and Plan of Reorganization, the closing price of the Company’s common stock is above $3.00 per share for 25 out of 30 consecutive trading days with an average daily trading volume in excess of 250,000 shares, I may sell up to ten percent (10%) of the Restricted Shares in every quarter that these conditions are met.

(c)  Notwithstanding the foregoing, if I am an individual, I may transfer any or all of the Restricted Securities either during my lifetime or on my death by will or intestacy to my immediate family or to a trust, beneficiaries of which are exclusively me, a member or members of my immediate family; provided, however, that in any such case it shall be a condition of the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. For purposes of this paragraph, "immediate family” shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

3.  In addition, notwithstanding the foregoing, if I am a partnership, the partnership may transfer any Restricted Securities to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, and any partner who is an individual may transfer Restricted Securities by gift, will or intestate succession to his or her immediate family (as defined above) or ancestors. If I am a corporation, the corporation may transfer Restricted Securities to any shareholder of such corporation and any shareholder who is an individual may transfer Restricted Securities by gift, will or intestate succession to his or her immediate family (as defined above) or ancestors. Notwithstanding anything else herein to the contrary, in an such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement.

4.  I recognize that the offer of the Shares  in the Company was based upon my representations and warranties contained above and hereby agree to indemnify the Company and to hold it harmless against any and all liabilities, costs, or expenses (including reasonable attorneys' fees) arising by reason of, or in connection with, any misrepresentation or any breach of such warranties by the undersigned, or arising as a result of the sale or distribution of the Shares by me in violation of the Securities Act of 1933, as amended, or any other applicable law. Further, in the event that any dispute were to arise in connection with this Agreement or with the undersigned's investment in the Company, I agree, prior to seeking any other relief at law or equity, to submit the matter to binding arbitration in accordance with the rules of the American Arbitration Association at a place to be designated by the Company.

Very truly yours,

By: ______________________________________________
Signature

Print name of person or entity

________________________________________________________
Title of signing entity

Restricted Securities subject to this Agreement:

_________ shares of Across America Financial Services, Inc. (whose name is in process of being changed to Omni Bio Pharmaceutical, Inc.)